UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2011
HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, FL	32919

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100
No Change

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.
     The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibits 99.1 and 99.2, is being furnished pursuant to Item 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.
     On March 8, 2011, Harris Corporation (“Harris” or the “Company”) issued a press release announcing that, among other things, it is realigning its operating businesses to provide increased market focus and address the fast-growing global market for integrated communications and information technology and services. The Company also confirmed its previous guidance regarding expected net income per diluted share and revenue for fiscal 2011. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
     As a result of the business realignment referred to above, effective for the third quarter of fiscal 2011 (which began on January 1, 2011 and ends April 1, 2011), the Company is changing its operating segment reporting structure and will report its financial results in the following three operating segments:
•	The RF Communications segment, which segment is unchanged by the realignment and will continue to be comprised of the: (i) Tactical Communications and (ii) Public Safety and Professional Communications businesses;

•	The Government Communications Systems segment, which segment will be comprised of the: (i) Civil Programs, (ii) Defense Programs and (iii) National Intelligence Programs businesses; and

•	The newly formed Integrated Network Solutions segment, which segment will be comprised of the: (i) Harris IT Services, (ii) Harris CapRock Communications, (iii) Healthcare Solutions, (iv) Cyber Integrated Solutions and (v) Broadcast Communications businesses.
     The Company’s new operating segment reporting structure reflects that the Harris IT Services, Harris CapRock Communications, Healthcare Solutions and Cyber Integrated Solutions businesses will no longer be part of the Government Communications Systems reporting segment, but will instead be combined with the Broadcast Communications business (previously a separate reporting segment) to form the new Integrated Network Solutions reporting segment. The Company’s RF Communications reporting segment will not change.
     The Company’s consolidated financial statements for periods ending after December 31, 2010 will reflect the Company’s new operating segment reporting structure, including reclassification of all comparative prior period operating segment information.
     The Company is providing in Exhibit 99.2 to this Current Report on Form 8-K, for comparative purposes, unaudited historical reclassified operating segment data for the first quarter of fiscal 2011, the second quarter of fiscal 2011, the first two quarters of fiscal 2011, each quarter of fiscal 2010, full fiscal 2010, each quarter of fiscal 2009 and full fiscal 2009, in each case reflecting the change in the operating segment reporting structure. Exhibit 99.2 is furnished herewith and is incorporated herein by reference. The realignment has no impact on the Company’s previously reported consolidated statements of income, balance sheets, statements of cash flows or statements of comprehensive income and equity. The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended July 2, 2010, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended October 1, 2010 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2010, which reports have previously been filed with the Securities and Exchange Commission.
Non-GAAP Financial Measures
     The press release and Exhibit 99.2 include a discussion of non-GAAP financial measures, including: guidance for net income per diluted share for fiscal 2011, guidance for operating margin for the Integrated Network Solutions segment for fiscal 2011, and the results of the RF Communications, Government Communications Systems and Integrated Network Solutions segments, in each case excluding, as the case may be, the impact of certain costs, charges, expenses and losses; and guidance for organic revenue growth for the Integrated Network Solutions segment for fiscal 2011 compared with fiscal 2010, adjusting for the impact of the acquisitions of CapRock Communications (“CapRock”), Patriot Technologies, LLC (“Patriot”) and SignaCert, Inc. (“SignaCert”). A “non-GAAP financial measure” is generally defined as a numerical measure of a company’s historical or future performance that excludes or includes amounts, or is subject to adjustments, so as to be different from the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). Guidance for net income per diluted share for fiscal 2011, guidance for operating margin for the Integrated Network Solutions segment for fiscal 2011, and the results of the RF Communications, Government Communications Systems and Integrated

Network Solutions segments, in each case excluding, as the case may be, the impact of charges for certain costs and expenses associated with the acquisition of CapRock, the Tyco Electronics Wireless Systems business, Crucial Security, Inc., the Air Traffic Control business unit of SolaCom Technologies Inc., Patriot, and SignaCert, and of a charge related to impairment of goodwill and other long-lived assets associated with previous acquisitions in our Broadcast Communications business; and guidance for organic revenue growth for the Integrated Network Solutions segment for fiscal 2011 compared with fiscal 2010, adjusting for the impact of the acquisitions of CapRock, Patriot and SignaCert, are financial measures that are not defined by GAAP and should be viewed in addition to, and not in lieu of, financial measures on a GAAP basis. The press release and Exhibit 99.2 include a reconciliation of disclosed non-GAAP financial measures to the most directly comparable GAAP financial measures.
     Harris’ management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. Harris’ management also believes that these non-GAAP financial measures enhance the ability of investors to analyze trends in Harris’ business and to understand Harris’ performance. In addition, Harris may utilize non-GAAP financial measures as a guide in its forecasting, budgeting and long-term planning process and to measure operating performance for some management compensation purposes. Please refer to Harris’ financial statements and accompanying footnotes for additional information and for a presentation of results in accordance with GAAP. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished herewith:

99.1	Press Release, issued by Harris Corporation on March 8, 2011 (furnished pursuant to Item 2.02 and Item 7.01).

99.2	Historical Reclassified Operating Segment Data (Unaudited) (furnished pursuant to Item 2.02 and Item 7.01).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
By:	/s/ Gary L. McArthur
	Name:	Gary L. McArthur
	Title:	Senior Vice President and Chief Financial Officer

Date: March 8, 2011

EXHIBIT INDEX

Exhibit No.
Under Regulation S-K, Item
601	Description

99.1	Press Release, issued by Harris Corporation on March 8, 2011 (furnished pursuant to Item 2.02 and Item 7.01).

99.2	Historical Reclassified Operating Segment Data (Unaudited) (furnished pursuant to Item 2.02 and Item 7.01).